UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
April 3, 2017

GoDaddy Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36904	46-5769934
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

14455 N. Hayden Road
Scottsdale, Arizona 85260
(Address of principal executive offices, including zip code)

(480) 505-8800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement
On April 3, 2017, Desert Newco, LLC (“Desert Newco”), GD Finance Co, Inc. (“GD FinCo”), the lending institutions from time to time parties thereto and Barclays Bank PLC, as the Administrative Agent, entered into a credit agreement (the “Bridge Credit Agreement”), pursuant to which GD FinCo borrowed an aggregate principal amount of EUR 500 million (approximately US $533 million) (the “Bridge Loan”) in connection with the previously announced acquisition of Host Europe Holdings Limited (“HEG”) by GoDaddy Inc. (the “Company”), including HEG’s PlusServer managed hosting business (“PlusServer”).
The Bridge Loan was issued at a 0.25% discount at original issue for net proceeds of EUR 498.75 million (approximately US $532 million). The Bridge Loan matures on April 3, 2018 (the “Initial Maturity Date”), but may be extended in the sole discretion of GD FinCo to April 3, 2019, subject to the payment of a fee equal to 0.50% of the aggregate amount of the Bridge Loan outstanding as of the Initial Maturity Date. The Bridge Loan bears interest at a rate per annum of EURIBOR (not less than 1%) plus 2.75%. If the Bridge Loan remains outstanding following the Initial Maturity Date, the Bridge Loan will begin to accrue interest at a rate per annum of EURIBOR (not less than 1%) plus 3.5%.
The Bridge Loan must be prepaid with an amount equal to 100% of the net cash proceeds of sales or other dispositions of PlusServer.
All obligations under the Bridge Credit Agreement are unconditionally guaranteed by the assets of substantially all of the Company’s domestic subsidiaries.
The foregoing description of the Bridge Credit Agreement is qualified in its entirety by reference to the full text of the Bridge Credit Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 2.01    Completion of Acquisition or Disposition of Assets
On April 3, 2017, the Company completed the previously-announced acquisition of HEG, pursuant to the terms of that certain agreement on the sale and purchase of all shares in HEG and certain loan notes issued by Host Europe Finance Co. Limited, by and among Go Daddy Operating Company, LLC (“GD OpCo”), Desert Newco, the Cinven Sellers identified on Schedule 1 thereto, the Minority Sellers identified in Schedule 2 thereto, the Management Sellers identified on Schedule 3 thereto and Cinven Capital Management (V) GP Ltd, as the Sellers’ Representative (the “Share Purchase Agreement”).
Pursuant to the terms of the Share Purchase Agreement, GD UK Holdings Sub, Ltd., as the assignee of GD OpCo, purchased all of the outstanding shares of HEG and related loan notes for EUR 1.69 billion (approximately US $1.80 billion), including approximately EUR 605 million paid to the selling shareholders and approximately EUR 1.08 billion in assumed net debt (the “Transaction”).
The Company funded the cash consideration and the payment of transaction-related expenses through the proceeds from debt financings, including (1) proceeds from the Bridge Loan and (2) proceeds drawn under the Acquisition Term Loan (as defined below).
The foregoing description of the Transaction and the Share Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Share Purchase Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on December 9, 2016, and is incorporated herein by reference.
Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant
The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
As previously disclosed, on February 15, 2017, Desert Newco, GD OpCo and GD FinCo (together with GD OpCo, the “Borrowers”), the lenders or other financial institutions or entities from time to time party thereto and Barclays Bank PLC, as Administrative Agent, Collateral Agent, Swingline Lender and Letter of Credit Issuer (the “Agent”) entered into Amendment No. 5 (the “Amendment Agreement”), to the First Amended and Restated Credit Agreement, dated as of May 13, 2014, by and among Desert Newco, GD OpCo and the lenders or other financial institutions or entities from time to time party thereto and the Agent. Pursuant to the terms of the Amendment Agreement, on April 3, 2017, Desert Newco drew down upon a $1.425 billion delayed draw tranche (the "Acquisition Term Loan") in connection with the closing of the Transaction. Additional information regarding the Amendment Agreement and the Acquisition Term Loan are disclosed under Item 1.01 of the Company’s Current Form 8-K filed with the SEC on February 16, 2017 and such information is incorporated herein by reference.
The description of the Amendment Agreement and the Acquisition Term Loan are qualified in their entirety by reference to the full text of the Amendment Agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 16, 2017, and is incorporated herein by reference.
Item 7.01    Regulation FD Disclosure
On April 3, 2017, the Company issued a press release announcing the closing of the Transaction. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01    Financial Statements and Exhibits
(a) Financial statements of businesses acquired.
The financial statements required to be filed under Item 9.01(a) will be filed by amendment no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.
(b) Pro forma financial information.
The pro forma financial information required to be filed under Item 9.01(b) will be filed by amendment no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.
(d) Exhibits.

Exhibit No.	Description
10.1
Bridge Credit Agreement, dated as of April 3, 2017, among Desert Newco, LLC, GD Finance Co., Inc., the several lenders from time to time parties hereto, Barclays Bank PLC, as the Administrative Agent and a Lender, and Barclays Bank PLC, Deutsche Bank Securities, Inc., Citigroup Global Markets Inc., RBC Capital Markets, J.P. Morgan Chase Bank, N.A., HSBC Securities (USA) Inc., SG Americas Securities, LLC, as Joint Lead Arrangers and Bookrunners

99.1	Press Release issued by GoDaddy Inc. on April 3, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GODADDY INC.

Date:	April 4, 2017	/s/ Nima Kelly
Nima Kelly
Executive Vice President & General Counsel

Exhibit Index

Exhibit No.	Description
10.1
Bridge Credit Agreement, dated as of April 3, 2017, among Desert Newco, LLC, GD Finance Co., Inc., the several lenders from time to time parties hereto, Barclays Bank PLC, as the Administrative Agent and a Lender, and Barclays Bank PLC, Deutsche Bank Securities, Inc., Citigroup Global Markets Inc., RBC Capital Markets, J.P. Morgan Chase Bank, N.A., HSBC Securities (USA) Inc., SG Americas Securities, LLC, as Joint Lead Arrangers and Bookrunners

99.1	Press Release issued by GoDaddy Inc. on April 3, 2017